Exhibit 10.11

WHITING PETROLEUM CORPORATION

PERFORMANCE SHARE AWARD AGREEMENT

(Officer Form)

THIS PERFORMANCE SHARE AWARD AGREEMENT (this “Agreement”) is made and entered into as of [•], 20[•] by and between Whiting Petroleum Corporation, a Delaware corporation with its principal offices at Denver, Colorado (the “Company”), and the employee of the Company or one of its affiliates whose signature is set forth on the signature page hereof (the “Participant”).

W I T N E S S E T H :

WHEREAS, the Company has adopted the Whiting Petroleum Corporation 2013 Equity Incentive Plan (the “Plan”) to permit shares of the Company’s common stock (the “Stock”) or cash to be awarded to certain key salaried employees and non-employee directors of the Company and any affiliate of the Company; and

WHEREAS, the Participant is an employee of the Company or one of its affiliates, and the Company desires such person to remain in such capacity and to further an opportunity for his or her stock ownership in the Company in order to increase his or her proprietary interest in the success of the Company;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

Award of Performance Shares.  Subject to the terms and conditions set forth herein, the Company hereby awards the Participant the number of shares of Stock set forth on the signature page hereof as the target number of shares of Stock subject to this Agreement (the “Target Shares”).

Determination of Performance Shares Earned; Retirement Eligibility.

The number of shares of Stock earned (the “Earned Shares”) will equal the sum of the number of shares earned for each of the three performance periods set forth on Exhibit A (each, a “Performance Period”).  The number of shares earned for a particular Performance Period shall equal the product of (a) one-third (1/3) of the Target Shares multiplied by (b) the earned percentage (the “Earned Percentage”) for that Performance Period, determined as set forth on Exhibit A.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company will make all final determinations regarding the number of Earned Shares for each Performance Period on a date within six weeks following the end of the applicable Performance Period (each such date, a “Determination Date”); provided, however, that, subject to Section 2(b), such Earned Shares shall remain subject to the Participant’s satisfaction of the employment requirements of Section 6.  Any shares determined not to be earned on the Determination Date applicable to such shares shall be forfeited on such Determination Date.

If the Participant’s employment with the Company and its affiliates terminates prior to the Determination Date following the final Performance Period (the “Final Determination Date”) as a result of (i) the Participant’s Retirement (as defined below) or (ii) the Participant’s death when the Participant is Retirement-eligible (either of (i) or (ii), a “Qualifying Termination”), then the Participant shall be eligible to receive a pro rata portion of the shares of Stock subject to this Agreement as Earned Shares.  Such pro rata portion shall be equal to, for each one-third (1/3) of the total shares subject to this Agreement subject to a Performance Period (each “Tranche”), the product of (A) the Earned Percentage applicable to the Tranche of shares multiplied by (B) the quotient of (x) the number of days during the Performance Period applicable to the Tranche of shares on which the Participant was employed by the Company or an affiliate divided by (y) the total number of days in the Performance Period applicable to the Tranche of shares.

“Retirement” shall mean the termination of the Participant’s employment (i) following the Participant’s having reached the age of sixty (60) with at least ten (10) years of service as an employee of the Company or one of its affiliates and (ii) at a time when Participant’s employment could not have been terminated for Cause (as defined in the Executive Employment and Severance Agreement between the Participant and the Company).

Restrictions; Forfeiture of Unearned Shares.    Except as otherwise provided herein, none of the Target Shares may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated until the Final Determination Date.

If the number of Earned Shares determined by the Committee is greater than the number of Target Shares, then the Company shall make a cash payment to the Participant equal to the product of (i) the excess of the Earned Shares over the Target Shares and (ii) the Fair Market Value of a share of Stock determined as of the Final Determination Date.  Such payment shall be paid within 30 days of the Final Determination Date.

If the number of Earned Shares determined or to be determined by the Committee on the Final Determination Date is fewer than the number of Target Shares, then shares of Stock equal to the excess of the Target Shares over the Earned Shares will be forfeited to the Company on the Final Determination Date, or such earlier date as the Committee determines.

Issuance of Shares.  The Target Shares shall be issued as soon as practicable in the name of the Participant but shall be held in a segregated account by the transfer agent of the Company.  Unless forfeited as provided herein, on the Final Determination Date (a) Target Shares that become Earned Shares shall cease to be held in such segregated account and (b) certificates for such Target Shares shall be delivered, or such shares of Stock shall be transferred electronically, to the Participant, and such delivered or transferred shares of Stock shall become free of the restrictions set forth in Section 3.

Transfer After Release Date; Securities Law Restrictions.  Notwithstanding anything to the contrary herein, the Participant agrees and acknowledges with respect to any shares of Stock that have not been registered under the Securities Act of 1933, as amended (the “Act”) that (a) he or she will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (b) a legend will be placed on the certificates, or an appropriate stop-transfer order shall be entered, for such Stock to such effect.

Other Termination of Employment or Death Prior to Retirement Eligibility.  If the Participant’s employment with the Company and its affiliates is terminated other than in a Qualifying Termination (including death prior to Retirement Eligibility) prior to the Final Determination Date, then all Stock subject to this Agreement shall be forfeited as of the date on which such termination occurs.

Certificate Legend.  In addition to any legends placed on certificates for the Stock subject to this Agreement under Section 5 hereof, each certificate for shares of such Stock may bear the following legend:

“THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE WHITING PETROLEUM CORPORATION 2013 EQUITY INCENTIVE PLAN AND A PERFORMANCE SHARE AWARD AGREEMENT BETWEEN WHITING PETROLEUM CORPORATION AND THE REGISTERED OWNER HEREOF.  A COPY OF SUCH PLAN AND SUCH AGREEMENT MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF WHITING PETROLEUM CORPORATION.”

When the restrictions imposed by Section 3 hereof terminate, the Participant shall be entitled to have the foregoing legend removed from the certificates representing such Stock that has been earned.

Voting Rights; Dividends and Other Distributions.    While the Target Shares are subject to restrictions under Section 3 and prior to any forfeiture thereof, the Participant shall have no voting rights with respect to any shares of Stock subject to this Agreement until such time, if any, as such shares of Stock have been earned and released.

If any dividends or other distributions are paid or made on the Target Shares while the restrictions under Section 3 apply and prior to any forfeiture of Stock subject to this Agreement, then the Participant shall be credited with dividends, distributions or equivalents (collectively, “Dividends”) on the shares of Stock subject to this Agreement; provided that such Dividends shall be subject to the same terms, conditions, restrictions and risk of forfeiture as the shares of Stock with respect to which they were credited, and shall be paid at the same time as, and to the same extent that, the shares of Stock with respect to which they were credited become Earned Shares and are released.

Subject to the provisions of this Agreement, prior to the forfeiture of the Target Shares, the Participant shall have all other rights of holders of Stock with respect to the Target Shares.

Tax Withholding.   As a condition for any Stock, Dividends, or cash to be issued or paid to the Participant hereunder, the Participant agrees that the Participant shall pay to the Company upon demand such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the award of the Stock, Dividends or cash, by reason of the Participant becoming eligible for Retirement by satisfying the applicable age and service requirements (regardless of whether the Participant actually retires) or as a result of the termination of the restrictions on such Stock or Dividends, or the payment of cash, hereunder.

The Participant may satisfy the Company’s withholding tax requirements with respect to shares of Stock by electing to have the Company withhold that number of shares of Stock otherwise deliverable to the Participant from the segregated account hereunder or otherwise issuable to the Participant to deliver to the Company a number of shares of Stock, in each case, having a Fair

Market Value (as defined in the Plan) on the Tax Date (as defined below) equal to the amount required to be withheld as a result of the termination of the restrictions on or issuance of such shares of Stock; provided,  however, that the amount to be withheld in shares of Stock shall not exceed the maximum statutory tax rate associated with the transaction to the extent required for the Company to avoid adverse accounting treatment.  The election must be made in writing and must be delivered to the Company prior to the Tax Date.  If the number of shares of Stock so determined shall include a fractional share, the Participant shall deliver cash in lieu of such fractional share (or such cash shall be withheld from any cash payment due hereunder).  All elections shall be made in a form approved by the Committee and shall be subject to disapproval, in whole or in part, by the Committee.  As used herein, “Tax Date” means the date on which the Participant must include in his or her gross income for federal income tax purposes the fair market value of shares of Stock over the purchase price therefor, if any.  If the Participant elects to satisfy the Company’s withholding tax requirements in connection with the Participant reaching eligibility for Retirement (prior to the Participant’s retirement) by electing to have the Company withhold shares of Stock, then the Target Shares less the number of shares of Stock used to satisfy such withholding liability (if any) (the “Net Shares”) shall continue to be subject to all of the terms and conditions of this Agreement and the Plan until the Final Determination Date, and the percentage of the Net Shares that shall be deemed earned on each Determination Date following the Participant’s Retirement eligibility shall be determined pro rata. With respect to any payment of cash hereunder, the withholding taxes related thereto shall be deducted from such cash payment.

Powers of Company Not Affected; Forfeiture for Breach of Contract.  The existence of the Stock subject to this Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company’s capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Stock subject to this Agreement or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  Nothing in this Agreement shall confer upon the Participant any right to continue in the employment or service of the Company or any affiliate, or interfere with or limit in any way the right of the Company or an affiliate to terminate the Participant’s employment or service at any time.  Notwithstanding anything to the contrary in this Agreement, if, after the Participant’s employment or service is terminated for any reason, the Participant breaches any material provision of any applicable confidentiality, non-compete, non-solicit, general release, covenant not-to-sue or other agreement with the Company or any affiliate, then any shares of Stock that have not previously been forfeited shall be forfeited immediately effective as of the date on which such breach occurs.

Interpretation by Committee.  The Participant agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Participants awarded shares of Stock.

Miscellaneous.   This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed therein between residents thereof.

This Agreement may not be amended or modified except by the written consent of the parties hereto.

The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

Any notice, filing or delivery hereunder or with respect to shares of Stock subject to this Agreement shall be given to the Participant at either his or her usual work location or his or her home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 1700 Broadway, Suite 2300, Denver, Colorado 80290-2300, Attention:  Corporate Secretary.  All such notices shall be given by first class mail, postage prepaid, or by personal delivery.

This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Participant, except that the Participant may not transfer any interest in any shares of Stock subject to this Agreement prior to the release of the restrictions imposed by Section 3.

This Agreement is subject in all respects to the terms and conditions of the Plan.

Change in Control.  Notwithstanding any other provision to the contrary contained in this Agreement, effective upon a Change in Control (as defined in the Plan) that occurs prior to the end of the last Performance Period, the restrictions imposed by Section 3 of this Agreement shall immediately be deemed to have lapsed and the Release Date shall be deemed to have occurred as of the date of the Change in Control with respect to the sum of the shares of Stock described in (a) and (b) below (the “Change in Control Earned Shares”):

with respect to each Performance Period that has been completed as of the date of the Change in Control (if any), the number of shares earned for such completed Performance Period; and

with respect to each Performance Period that has not been completed as of the date the Change in Control occurs, one-third (1/3) of the Target Shares; provided that, if the terms of any employment or similar agreement in effect between the Participant and the Company or an affiliate as of the date of the Change in Control provide a better result, then the relevant provisions of such agreement are deemed incorporated by reference herein for such purpose and such provisions shall supersede the foregoing.

Notwithstanding the foregoing, if the Change in Control Earned Shares exceeds the Target Shares, then the Company shall make a cash payment to the Participant equal to the product of (i) the excess of the Change in Control Earned Shares over the Target Shares and (ii) the Fair Market Value of a share of Stock determined as of the date of the Change in Control.  Such payment shall be made within 30 days of the date of the Change in Control.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and the Participant has hereunto affixed his or her signature, all as of the day and year first set forth above.

WHITING PETROLEUM CORPORATION

By:

        «Name_»

Target Shares: __«PSA»_____________